                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-34109, 333-34139, 333-81869 and 333-81891) of
H.T.E., Inc. of our report dated April 10, 1998, relating to the financial statements of UCS, Inc. (not presented separately herein), which appears in this Form 10-K.


                                                  /s/ PricewaterhouseCoopers LLP

Miami, Florida
     March 29, 2000